Exhibit 99.2

March 16, 2009 Dana Holding Corporation Fourth-Quarter & Full-Year 2008 Earnings Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Steve Superits Vice President - Investment Management & Investor Relations Update on Key Issues John Devine and Initiatives Chairman & CEO Quarterly Financial Review Jim Yost Chief Financial Officer Q&A Session All

2008 Priorities Rebuild the Team Achieved Jump Start Operations Achieved Strategic Issues Continuing Financial Performance & Plans Partial

Aggressive 2009 Plan Right-size operations to new volumes Improve profits and operations Plant performance/reduce fixed costs Margin improvements Maintain adequate liquidity and profits Continue strategic initiatives Current portfolio New opportunities

Quarterly Financial Review

Financial Summary ($ in Millions) Actual vs. 2007 Actual vs. 2007 Sales $ 1,521 $ (636) $ 8,095 $ (626) EBITDA (3) (115) 301 (149) Net income (loss) (256) 1 18 569 Capital spend (86) 20 (250) 4 Free cash flow (50) (133) (381) (102) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q4 2008 FY 2008 2008 Net income includes a net gain of $754 million recognized in connection with the company's emergence from bankruptcy and application of "Fresh Start" accounting in January 2008.

Change in Sales (4Q 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Margins Currency 2157 1521 -596 66 -106 ($636)

Change in Sales (FY 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Margins Currency 8721 8095 -1022 140 256 ($626) $8,095 $8,721 ($1,022) $256 $140

Change in EBITDA (4Q 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Steel Cost Margins Cost Saving/ Ops. Improv. 112 -3 -136 -60 66 15 ($136) ($60) $15 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $66 ($3) $112 ($115)

Change in EBITDA (FY 2008 vs. 2007, $ in Millions) 2007 2008 Volume/Mix Steel Cost Margins Cost Saving/ Ops. Improv. 450 301 -245 -167 140 123 ($245) ($167) $123 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $140 $301 $450 ($149)

Free Cash Flow (12 Months, $ in Millions) Actual vs. 2007 Actual vs. 2007 EBITDA $ (3) $ (115) $ 301 $ (149) Working Capital 177 (29) 5 (78) Capital Spend (86) 20 (250) 4 Interest & Taxes (46) (16) (191) (37) Realignment (45) (12) (110) 77 Reorganization & Other (47) 19 (136) 81 Free Cash Flow $ (50) $ (133) $ (381) $ (102) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q4 2008 FY 2008

Net Debt ($ in Millions) Cash - U.S. $ 336 International 441 Total cash 777 Term loan facility 1,266 Less OID (87) All other debt 72 Total debt 1,251 Net Debt $ 474 December 31, 2008

Global Liquidity ($ in Millions) Cash $ 777 Less: Deposits supporting obligations (76) Cash in less than wholly-owned subsidiaries (69) Available cash 632 Additional cash availability from: Lines of credit (U.S. and Europe) 212 Additional lines of credit supported by letters of credit from the Revolving Facility 22 Total global liquidity $ 866 December 31, 2008

Debt Maturity Profile ($ in Millions) Other Debt Term Loan 2009 4 19 2010 3 18 2011 3 18 2012 2 15 2013 1 14 2014 2 964 2015 0 239 No Significant Near-Term Maturities Note: Reflects $150 M term loan payment in 2008 964 239 19 18 18 15 14

U.S. Pension & OPEB Status Dana's U.S. pension liabilities frozen Plans are 92% funded at 12/31/08 Asset allocation at 12/31/08: 2008 portfolio return was -4.6% No cash contributions or expense projected in 2009 No retiree healthcare (VEBAs) U.S. and International Equities 17% Absolute Return 9% Long-duration Treasury Bonds 57% Cash 17% 100%

Dana Revenues by Customer Ford 0.17 GM 0.0584 Toyota 0.0538 Paccar 0.05 Navistar 0.04 Daimler 0.04 Volvo 0.0323 Nissan 0.03 Fiat 0.03 Chrysler LLC 0.0308 All Other 0.47 Ford GM Toyota Paccar Nissan Navistar Volvo Chrysler Fiat Daimler All Other 42% Non-Automotive F-150 F-250/350 Superduty Escape/Mariner/ Tribute Sequoia Tacoma Tundra Jeep Liberty/ Dodge Nitro Jeep Wrangler GMC Express/ Savana GM Corvette Cadillac CTS Titan/Armada KEY PLATFORMS

2009 Global Vehicle Production Dana Forecasts (Units in 000s) North America Light Vehicle 12,650 8,900 - 10,000 Medium Truck 157 135 - 150 Heavy Truck 196 145 - 161 Europe (including E. Europe) Light Vehicle 21,260 16,300 - 17,100 Medium/Heavy Truck 749 584 - 607 South America Light Vehicle 3,800 3,100 - 3,440 Medium/Heavy Truck 173 140 - 166 Asia Pacific Light Vehicle 28,700 22,100 - 25,500 Medium/Heavy Truck 1,355 1,195 - 1,280 Off-Highway - Global Agricultural Equipment -20% to -25% Construction Equipment -40% to -45% SOURCE: IHS Global Insight, CSM Worldwide, Dana Estimates, ACT (3/13/09) 2008 2009 (PLANNING RANGE)

2009 Plan Corporate Right-size Operations Improve Operations Plant Performance Margin Improvement Maintain Adequate Liquidity & EBITDA Financial Global workforce reductions of more than 5,800 in 2009 35% workforce reduction since 2007 Conversion cost savings of $150M - $200M $160M - $250M EBITDA higher than 2008 Capital expenditures of about $150M Positive free cash flow

Headcount Trend Analysis 2006 2007 2008 2009F N.A. 4478 4283 3779 2651 Total 8480 8232 7929 5967 Salary Headcount 2006 2007 2008 2009F N.A. 13880 13367 8887 6696 Total 26450 26728 20745 16882 Hourly Headcount Total Salary Down 30% N.A. Salary Down 41% Total Hourly Down 36% N.A. Hourly Down 52% People People Aggressively Right-sizing Workforce to New Production Realities

Net New Business Backlog By Region 2009 2010 2011 2012 2013 N.America 33.9 88.9 98.4 93.2 70.7 S.America -8.3 84.3 74.6 75.8 75.9 Asia 15.8 41 52.8 59 61.9 Europe 45.7 68.5 81 93.8 100.4 Note: Business wins/losses Jan.1, 2007 - November 30, 2008 expressed as incremental to base year 2008 Total $M: 385 302 230 389 $1,306 $ in Millions Total

Summary Good progress in 2008 despite difficult climate Plans in place to manage difficult 2009 Priority to improve profit and cash flow in 2009 Continue strategic and growth initiatives

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the 11 months ended December 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10-K. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the 12 months ended December 31, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the 12 months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 30-32 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

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